SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 18, 2006

INNKEEPERS USA TRUST

(Exact name of registrant as specified in its charter)

Maryland	0-24568	65-0503831
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

306 Royal Poinciana Way

Palm Beach, Florida 33480

(Address and zip code of

principal executive offices)

Registrant's telephone number, including area code: (561) 835-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On January 18, 2006, the Company entered into an amendment of an Option Agreement, dated as of February 6, 1996 ("Agreement"), between the Company and Jeffrey H. Fisher, under which Mr. Fisher may acquire up to 156,000 Common Shares of the Company in exchange for payment of $9.75 per share. Mr. Fisher is the Company's Chairman of the Board, Chief Executive Officer and President. The amendment extended the expiration date of the Agreement from February 6, 2006 to April 6, 2006. No other terms of the Agreement were affected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNKEEPERS USA TRUST (Registrant)

Date: January 18, 2006	By:	/s/ Mark A. Murphy
Mark A. Murphy General Counsel and Secretary

v:\user\mark\option amendment.doc